United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):

June 18, 2014
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
The Fidelity National Financial, Inc. (“FNF” or the “Company”) Annual Meeting of Stockholders was held June 18, 2014. As of May 7, 2014, the record date for the Annual Meeting, 276,957,219 shares of the Company’s common stock were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:
1. To amend and restate FNF’s certificate of incorporation to (i) reclassify our existing FNF Class A Common Stock (Old FNF common stock) into two new tracking stocks, one to be designated the FNF Group common stock (FNF common stock) and the other to be designated the FNFV Group common stock (FNFV common stock) and (ii) provide for the attribution of the businesses, assets and liabilities of FNF between our core title insurance, real estate, technology and mortgage related businesses (the FNF Group) and our portfolio company investments (the FNFV Group).

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
162,118,995	74,862,388	1,563,407	16,059,916
2. To change each outstanding share of Old FNF common stock into one share of FNF common stock and 0.3333 of a share of FNFV common stock.

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
161,898,061	75,079,224	1,567,505	16,059,916
3. To amend and restate our certificate of incorporation, in connection with the recapitalization of the Old FNF common stock into two new tracking stocks, to provide the board of directors with discretion to convert shares of our common stock intended to track the performance of either of the FNF Group or the FNFV Group into common stock intended to track the performance of our company as a whole.

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
155,640,410	81,303,351	1,601,029	16,059,916
4. To amend and restate our certificate of incorporation, in connection with the recapitalization of the Old FNF common stock into two new tracking stocks, to provide the board of directors with discretion to permit the sale of all or substantially all of the assets attributed to the FNF Group and/or the FNFV Group without the vote of the stockholders of that group, if the net proceeds of such sale are distributed to the holders of that stock by means of a dividend or redemption, that stock is converted into stock of the other group or a combination of the foregoing is effected.

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
155,544,041	81,467,944	1,532,805	16,059,916
5. To elect four Class III directors to serve until the 2017 FNF Annual Meeting of Stockholders, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	FOR	WITHHELD
William P. Foley, II	212,515,937	26,028,853
Douglas K. Ammerman	220,415,320	18,129,470
Thomas M. Hagerty	213,517,818	25,026,972
Peter O. Shea, Jr.	220,205,018	18,339,772
Directors whose term of office as a director continued after the meeting are as follows:
Class I (term expires at the 2015 Annual Stockholders Meeting): Frank P. Willey, Willie D. Davis and John D. Rood.
Class II (term expires at the 2016 Annual Stockholders Meeting): Daniel D. (Ron) Lane, Richard N. Massey and Cary H. Thompson.

6. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
156,271,754	80,944,360	1,328,676	16,059,916
7. To amend and restate the Fidelity National Financial, Inc. 2013 Employee Stock Purchase Plan to add a cash matching feature and to limit the total number of shares of Old FNF common stock that may be purchased on the open market with cash contributed into the plan.

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
236,839,701	1,018,759	686,330	16,059,916
8. Ratification and appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
252,924,851	983,267	696,588	—
Item 9.01. Financial Statements and Exhibits
(d) Exhibit
99.1    Press release issued by Fidelity National Financial, Inc., dated June 18, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 18, 2014	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index to Current Report on Form 8-K

Exhibit
Number        Description

99.1	Press release issued by Fidelity National Financial, Inc., dated June 18, 2014.